UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 15, 2006
INN OF THE MOUNTAIN GODS RESORT AND CASINO
(Exact Name of Registrant as Specified in Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	333-113140 (Commission File Number)	75-3158926 (IRS Employer Identification No.)

287 Carrizo Canyon Road Mescalero, New Mexico (Address of Principal Executive Offices)	88340 (Zip Code)
Registrant’s telephone number, including area code: (505) 464-7777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Item 2.02. Results of Operations and Financial Condition.
     On August 15, 2006, The Inn of the Mountain Gods Resort and Casino (the “Company”) announced financial results for its fourth fiscal quarter and fiscal year ended April 30, 2006. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s Investor Information Summary for its fiscal quarter ended April 30, 2006 is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A copy of the Company’s Annual Financial Statements for its fiscal year ended April 30, 2006 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.
     The information in this Item 2.02 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 — “Regulation FD Disclosure” of Form 8-K. Such information, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.
99.1	Press Release issued by Inn of the Mountain Gods Resort and Casino, dated August 15, 2006.

99.2	Inn of the Mountain Gods Resort and Casino Investor Information Summary, Fourth Quarter Fiscal Year 2006 (unaudited).

99.3	Inn of the Mountain Gods Resort and Casino Annual Financial Statements for Fiscal Year ended April 30, 2006 (unaudited).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INN OF THE MOUNTAIN GODS RESORT AND CASINO
Dated: August 15, 2006	By:	/s/ Brian D. Parrish
Brian D. Parrish
Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by Inn of the Mountain Gods Resort and Casino, dated August 15, 2006.

99.2	Inn of the Mountain Gods Resort and Casino Investor Information Summary, Fourth Quarter Fiscal Year 2006 (unaudited).

99.3	Inn of the Mountain Gods Resort and Casino Annual Financial Statements for Fiscal Year ended April 30, 2006 (unaudited).

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